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                            [WASTE MANAGEMENT LOGO]

                              FOR IMMEDIATE RELEASE

                                                        FOR FURTHER INFORMATION:
                                                          WASTE MANAGEMENT, INC.
                                                                       ANALYSTS:
                                                                     CHERIE RICE
                                                                    713.512.6548
                                                                          MEDIA:
                                                                      SARAH VOSS
                                                                    713.394.2154

                                                                       WMI#02-09


    WASTE MANAGEMENT, INC. SELECTS ERNST & YOUNG LLP AS ITS EXTERNAL AUDITOR

HOUSTON - MARCH 22, 2002 -Waste Management, Inc. (NYSE: WMI) today announced that the company's Audit Committee has selected Ernst & Young LLP as its auditor, replacing Arthur Andersen.

         John C. Pope, Chairman of the Audit Committee of the Board of Directors said, "After a thorough selection process that reviewed several firms, including Arthur Andersen, the Committee concluded that Ernst & Young would bring the best combination of talent and attention to the auditing effort. In addition, our Audit Committee has determined that Ernst & Young, as an independent auditor, will only provide auditing related services to the Company."

         A. Maurice Myers, Chairman, President and Chief Executive Officer of Waste Management said, "The full Board accepted the Audit Committee's unanimous recommendation at a meeting on Wednesday, March 21." Myers noted that the current Andersen team on Waste Management's account had done a very professional job. "We simply feel that our responsibility to our shareholders dictated a review of our outside auditor at this time," he said.

         "This is a new Waste Management with a new executive team pursuing a new strategy," said Myers. "The selection of Ernst & Young is one more step in firmly establishing a new Waste Management."

         Myers added: "The company was very pleased to see that Nell Minow of the Corporate Library, a Washington, D.C.-based research firm that rates boards of directors, recently named the current Waste Management Board of Directors 'Most Improved Board' as well as giving it an 'A' for its performance. This is a very active and engaged Board and the selection of a new auditor is another example of the Board's substantial efforts to serve the company's shareholders."
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         Ernst & Young will begin work immediately and the audit team will be headquartered in Houston.

         Waste Management, Inc. is its industry's leading provider of comprehensive waste management services. Based in Houston, the Company serves municipal, commercial, industrial, and residential customers throughout North America.

Certain statements contained in this press release include statements that are "forward-looking statements." Outlined below are some of the risks that the Company faces and that could affect our financial statements for 2002 and beyond and that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. However, they are not the only risks that the Company faces. There may be additional risks that we do not presently know or that we currently believe are immaterial which could also impair our business. We caution you not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, the Company, from time to time, provides estimates of financial and other data relating to future periods. Such estimates and other information are the Company's expectations at the point in time of issuance but may change at some future point in time. By issuing such estimates the Company has no obligation, and is not undertaking any obligation, to update such estimates or provide any other information relating to such estimates.

     o   the outcome of litigation or investigations;

     o possible changes in our estimates of site remediation requirements, final closure and post-closure obligations, compliance and other audits and regulatory developments;

     o the possible impact of regulations on our business, including the cost to comply with regulatory requirements and the potential liabilities associated with disposal operations, as well as our ability to obtain and maintain permits needed to operate our facilities;

     o the effect of limitations or bans on disposal or transportation of out-of-state waste or certain categories of waste;

     o our ability to improve the productivity of acquired operations and use our asset base and strategic position to operate more efficiently;

     o our ability to accurately assess all of the pre-existing liabilities of companies we have acquired and to successfully integrate the operations of acquired companies with our existing operations;

     o possible charges against earnings for certain shut down operations and uncompleted acquisitions or development or expansion projects;

     o possible charges to asset impairments or further impairments to long-lived assets resulting from changes in circumstances or future business events or decisions;

     o the effects that trends toward requiring recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills and waste-to-energy facilities;

     o the effect the weather has on our quarter to quarter results, as well as the effect of extremely harsh weather on our operations;

     o the effect that price fluctuations on commodity prices may have on our operating revenues;

     o the effect competition in our industry could have on our ability to maintain margins, including uncertainty relating to competition with governmental sources that enjoy competitive advantages from tax-exempt financing and tax revenue subsidies;

     o possible defaults under our credit agreements if cash flows are less than we expect or capital expenditures are more than we expect, and the possibility that we can not obtain additional capital on acceptable terms if needed;

     o possible diversions of management's attention and increases in operating expenses due to efforts by labor unions to organize our employees;

     o possible increases in operating expenses due to fuel price increases or fuel supply shortages;

     o   the effects of general economic conditions;
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     o   the ability of insurers to fully or timely meet their contractual commitments and the effect that litigation against insurance companies and any settlements of such litigation may have on our ability to meet our past and future liabilities;

     o our ability to successfully deploy our new enterprise-wide software systems;

     o the outcome of the hearing that the court will hold regarding whether the class action settlement we announced on November 7, 2001 is fair, reasonable and adequate;

     o whether, if the class action settlement is approved, there is an appeal of that approval and the outcome of any such appeal;

     o the number of class members who will request to be excluded from the class and whether that number is large enough to trigger a provision in the class action settlement agreement that will allow termination of the agreement;

     o   the number of objectors to the class action settlement;

     o the outcome of the hearing that the court will hold regarding whether the derivative lawsuit settlement we announced on November 7, 2001 is fair, reasonable and adequate;

     o whether, if the derivative lawsuit settlement is approved, there is an appeal of that approval and the outcome of any such appeal;

     o   the number of objectors to the derivative lawsuit settlement; and

     o our ability to implement the Company's restructuring undertaken in 2002, including, without limitation, the effect of the restructuring on business operations.

Additional information regarding these and/or other factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in Part I, Item 1 and Part II, Item 7 of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.


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